SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                 August 31, 2002
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                      SPORTS ENTERTAINMENT ENTERPRISES, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Colorado                  0-17436               84-1034868
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



            6730 Las Vegas Boulevard South, Las Vegas, Nevada  89119
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code




                                (702) 798-7777
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code













ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 31, 2002, Sports Entertainment Enterprises, Inc. (the "Company") completed the sale of its LVDGT Rainbow, Inc. subsidiary ("Rainbow") pursuant to the terms of a Purchase Agreement with Vaso Boreta. Rainbow operates a retail golf and tennis store on Rainbow Boulevard in Las Vegas, Nevada.

     Pursuant to the terms of the Purchase Agreement, the Company sold all of the shares of Rainbow to Vaso Boreta, the Company's President, for $347,000, which was paid by reducing the amounts that the Company owes to Rainbow for advances made by it to the Company. As of August 31, 2002, the Company owed Rainbow approximately $614,000. These advances were funded out of amounts advanced to Rainbow by the Purchaser. As of August 31, 2002, Rainbow owed the Purchaser approximately $1,000,000 for advances, of which approximately $395,000 is accrued interest. Pursuant to the terms of the Purchase Agreement, the remaining amount the Company owes to Rainbow of approximately $267,000 was forgiven. The sale of Rainbow was approved by the Company's shareholders at a Special Meeting held on July 3, 2002.

     As a result of the sale the Company now has no business operations and only minimal assets and liabilities.

     The Company intends to seek out and pursue a business combination transaction with an existing private business enterprise that might have a desire to take advantage of the Company's status as a public corporation. At this time, management does not intend to target any particular industry but, rather, intends to judge any opportunity on its individual merits. Any such transaction will likely have a dilutive effect on the interests of the Company's shareholders that will, in turn, reduce each shareholder's proportionate ownership and voting power in the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma information is filed herewith:

                                                                   Page
                                                                   ----

          Pro Forma Financial Information ......................   F-1

          Pro Forma Balance Sheet ..............................   F-2

          Pro Forma Statements of Operations ...................   F-3

          Note to Pro Form Financial Statements ................   F-5

     (c) EXHIBITS.

         Exhibit 10    Purchase Agreement with     Filed herewith
                       Vaso Boreta                 electronically




                                   2




                         PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial statements give effect to the sale of the Company's only operating business, the Rainbow retail store. The sale of the Company's Rainbow retail store was approved by the Company's shareholders on July 3, 2002 and closed August 31, 2002. The accompanying unaudited pro forma financial statements for the year ended December 31, 2001 also give effect to the spin-off the Company's All-American SportPark, Inc.
(AASP) subsidiary that occurred effective May 8, 2002. The unaudited pro forma condensed balance sheet presents the effects of the Rainbow retail store transaction as of June 30, 2002 assuming that this transaction had occurred as of June 30, 2002. The unaudited pro forma condensed statements of operations presents the effects of these transactions for the six months ended June 30, 2002 and for the year ended December 31, 2001 as if these transactions had occurred on January 1, 2001. These unaudited pro forma financial statements should be read in conjunction with the Company's historical financial statements and notes thereto filed with the Securities and Exchange Commission.

            SPORTS ENTERTAINMENT ENTERPRISES, INC. AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED BALANCE SHEET



ASSETS
                                 June 30,       Sale of       Pro-Forma
                                   2002         Rainbow         SPEN
                               ----------     -----------     ---------

Total current assets              684,192        (682,433)        1,759

Leasehold improvements and
  equipment, net                   95,151         (95,151)          -
Due from related entities         528,239        (528,239)          -
Due from affiliated stores            698            (698)          -
Other assets                        8,870          (7,906)          964
                               ----------     -----------        ------
     Total assets              $1,317,150     $(1,314,427)       $2,723
                               ==========     ===========        ======


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

                                 June 30,       Sale of       Pro-Forma
                                   2002         Rainbow         SPEN
                               ----------     -----------     ---------

Total current liabilities         560,912        (560,912)         -
Due to affiliated stores        1,013,405      (1,013,405)         -
                               ----------     -----------       ------
     Total liabilities          1,574,317      (1,574,317)         -
                               ----------     -----------       ------

Total shareholders' equity
 (deficiency)                    (257,167)        259,890        2,723
                               ----------     -----------       ------
Total liabilities and
 shareholders' equity
 (deficiency)                  $1,317,150     $(1,314,427)      $2,723
                               ==========     ===========       ======

            SPORTS ENTERTAINMENT ENTERPRISES, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                         Other
                                           Spin-Off       Sale of      Adjustments   Pro-Forma
                              2001         of AASP        Rainbow       (Note 1)       SPEN
                            ---------     -----------    -----------   -----------   ---------

Total revenues              5,566,435     (2,425,781)    (3,140,654)         -           -
Total cost of revenues      2,583,477       (328,353)    (2,255,124)         -           -
                            ---------     ----------     ----------      --------     -------
     Gross profit           2,982,958     (2,097,428)      (885,530)         -           -


Total operating expenses    3,147,269     (2,166,383)      (761,496)     (144,541)     74,849
Other expenses, net           617,993       (534,820)       (77,259)       (5,914)       -
                            ---------     ----------     ----------      --------     -------
Loss from continuing
 operations                  (782,304)      (603,775)       (46,775)      150,455     (74,849)
                            =========     ==========     ==========      ========     =======
NET LOSS PER SHARE:
 Basic and diluted:
  Loss from continuing
   operations               $   (0.10)    $     0.07     $    (0.01)     $   0.02     $ (0.02)
                            =========     ==========     ==========      ========     =======

            SPORTS ENTERTAINMENT ENTERPRISES, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30,2002

                                                      Other
                                        Sale of     Adjustments    Pro-Forma
                             2002       Rainbow      (Note 1)       SPEN
                           ---------   ----------   -----------   ---------

Total revenues             1,469,289   (1,469,289)
Total cost of revenues     1,031,495   (1,031,495)        -           -
                           ---------   ----------     --------    --------
     Gross profit            437,794     (437,794)        -           -
                           ---------   ----------     --------    --------

Total operating expenses     510,881     (377,474)     (71,133)     62,274
                           ---------   ----------     --------    --------

Operating loss               (73,087)     (60,320)      71,133     (62,274)

Other income (expense)         7,729       32,124      (39,853)       -
                           ---------   ----------     --------    --------
Loss from continuing
 operations                  (65,358)     (28,196)      31,280     (62,274)
                           =========   ==========     ========    ========

NET LOSS PER SHARE:
 Basic and diluted:
  Loss from continuing
   operations              $   (0.02)  $    (0.01)    $   0.01    $  (0.02)
                           =========   ==========     ========    ========























The accompanying notes are an integral part of these consolidated financial statements.

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


Note 1: The "Other Adjustments" in the pro forma statements of operations are forward-looking in the sense that they give effect to income, costs and expenses that are not expected to continue for the Company as a result of the spin-off of AASP and the sale of the Rainbow Store.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SPORTS ENTERTAINMENT ENTERPRISES, INC.



Dated: September 12, 2002          By:/s/ Kirk Hartle
                                      Kirk Hartle, Chief Financial Officer









































                                       3